EX-10.1


                                 AVANTAIR, INC.


                            INVESTOR RIGHTS AGREEMENT


                                 OCTOBER 2, 2006




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                                 AVANTAIR, INC.

                            INVESTOR RIGHTS AGREEMENT


        This Investor Rights Agreement (this "AGREEMENT") is made and entered into as of October 2, 2006 (the "EFFECTIVE DATE") by and among Avantair, Inc., a Nevada corporation (the "COMPANY") and the holders of Class A Common Stock (the "SERIES A STOCK") as set forth on Exhibit A hereto (the "HOLDERS" or the "INVESTORS").

                                    RECITALS

        A. The Company and the Investors are parties to a Series A Common Stock Purchase Agreement of even date herewith (the "SERIES A AGREEMENT").

        B. In order to induce the Investors to enter into the Series A Agreement and invest funds in the Company pursuant thereto, the Company desires to enter into this Agreement with the Series A Holders.

        Therefore, the parties agree as follows:

        1.      DEFINITIONS.

                1.1 "ARDENT CLOSING" means, the closing of the transactions contemplated by the Stock Purchase Agreement by and among the stockholders of the Company and Ardent Acquisition Corp.

                1.2 "AFFILIATE" means, with respect to any specified individual or entity, any other individual or entity who or that, directly or indirectly, controls, is controlled by, or is under common control with such specified individual or entity, including without limitation any partner, officer, director, manager or employee of such entity and any venture capital fund now or hereafter existing that is controlled by or under common control with one or more general partners or managing members of, or shares the same management company with, such individual or entity.

                1.3 "COMMON STOCK" means the Class A Common Stock, $0.01 PAR VALUE,of the Company.

                1.4 "EQUITY SECURITIES" means (i) Common Stock, rights, options or warrants to purchase Common Stock, (ii) any security other than Common Stock having voting rights in the election of the Board of Directors or
(iii) any security convertible into or exchangeable for any of the foregoing.

                1.5 "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

                1.6 "FORM S-3" means such form under the Securities Act as is in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC (as defined below) which permits inclusion or incorporation of substantial

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information by reference to other documents filed by the Company with the SEC
(as defined below).

                1.7 "HOLDER" means any Investor that holds Registrable Securities or securities convertible into Registrable Securities or any assignee of record of such Registrable Securities to whom rights under Section 2 have been duly assigned in accordance with Section 0 hereof.

                1.8 "REGISTER," "REGISTERED" and "REGISTRATION" refer to a registration effected by the preparation and filing of a registration statement in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement.

                1.9 "REGISTRABLE SECURITIES" means: (a) if the Ardent Closing does occur (i) any and all shares of common stock of Ardent Acquisition Corp. issued to Holder in connection with the Ardent Closing and (ii) any shares of common stock of Ardent Acquisition Corp. issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued
as) a dividend or other distribution with respect to, in exchange for, or in replacement of, such shares of common stock described in clause (i) and (iii) any warrants issued to Holders pursuant to Section 2.1(a)(ii) herein and any shares of common stock of Ardent Acquisition Corp. issued or issuable upon the exercise of any such warrants; PROVIDED, HOWEVER, that particular shares of any of the foregoing shall cease to be Registrable Securities once they have been sold to in any public offering or transferred by the Holder in a transaction in which its rights under this Agreement are not assigned in accordance with the provisions of this Agreement and (b) if the Ardent Closing does not occur (i) any and all shares of Series A Stock or any common stock of the Company issued or issuable upon conversion of the shares of Series A Stock and (ii) any shares of common stock issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, in exchange for, or in replacement of, such shares of common stock described in clause (i); PROVIDED, HOWEVER, that particular shares of any of the foregoing shall cease to be Registrable Securities once they have been sold to in any public offering or transferred by the Holder in a transaction in which its rights under this Agreement are not assigned in accordance with the provisions of this Agreement

                1.9 "REGISTRABLE SECURITIES THEN OUTSTANDING" means the number of Registrable Securities which (i) are then issued and outstanding or
(ii) are then issuable pursuant to the exercise or conversion of options, warrants or convertible securities.

                1.10 "SEC" means the United States Securities and Exchange Commission.

                1.11 "SECURITIES ACT" means the Securities Act of 1933, as amended.

        2.      REGISTRATION RIGHTS.

                2.1     MANDATORY SHELF REGISTRATION.

                        (a) MANDATORY SHELF REGISTRATION IN EVENT OF THE ARDENT CLOSING. (i) The Company agrees to file with the Commission as soon as reasonably practicable, but in no event later than sixty (60) days following the Ardent Closing, a shelf Registration Statement on

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Form S-3 or such other form under the Securities Act then available to the
Company providing for the resale pursuant to Rule 415 from time to time by the Holders of any and all Registrable Shares (including the prospectus, amendments and supplements to such registration statement or prospectus, including pre- and post-effective amendments, all exhibits thereto and all material incorporated by reference or deemed to be incorporated by reference, if any, in such registration statement, the "Mandatory Shelf Registration Statement"). The Company shall use its commercially reasonable efforts to cause such Mandatory Shelf Registration Statement to be declared effective by the Commission as soon as reasonably practicable following such filing and to keep it current and effective until no longer necessary pursuant to Section 2.9 hereof. Any Mandatory Shelf Registration Statement shall provide for the resale from time to time, and pursuant to any method or combination of methods legally available (including, without limitation, a direct sale to purchasers, a sale through brokers or agents, or a sale over the internet) by the Holders of any and all Registrable Shares. The Company agrees to follow identical registration and penalty procedures as set forth in this Section 2.1 with respect to any equity securities of Ardent Acquisition Corp. issued to Holders, or their transferees, pursuant to Sections 1.6, 1.7 and 1.8 of the Agreement referred to in Section
1.1 herein; provided, however, that the relevant 60 day period will start from the date of issuance of any equity securities pursuant to such Sections 1.6, 1.7 and 1.8.

                        (ii) In the event that the Mandatory Shelf Registration Statement is not filed with the Securities and Exchange Commission within 60 days after the date of the Ardent Closing , the Company shall cause Ardent Acquisition Corp. to promptly issue to each Holder warrants to purchase a number of shares of Ardent Acquisition Corp. common stock , which warrants shall have an exercise price of $5.00 per share and shall be identical to Ardent Acquisition Corp.'s currently publicly traded warrants, calculated by (x) multiplying (a) the aggregate amount invested by such Holder pursuant to the Series A Agreement by (b) 0.02, and (y) dividing such amount by 5. Each Holder shall be entitled to such warrants for each consecutive thirty (30) day period for which the Mandatory Shelf Registration Statement remains not filed with the Securities and Exchange Commission by Ardent Acquisition Corp. For example , if a Holder invests $100,000 under the Series A Agreement, such Holder would be entitled to receive warrants to purchase 400 shares of Ardent Acquisition Corp. common stock at an exercise price of $5.00 per share on the 60 day anniversary of the Ardent Closing and on each consecutive 30 day anniversary thereafter until Ardent Acquisition Corp. files the Mandatory Shelf Registration Statement..


        (b)     REGISTRATION RIGHTS IF ARDENT CLOSING DOES NOT OCCUR.

                (i) Request by Holders. If the Company shall receive at any time after the date hereof, a written request from the Holders of at least fifty percent (50%) of the then outstanding Registrable Securities (the "INITIATING HOLDERS") that the Company file a registration statement under the Securities Act covering the registration of Registrable Securities pursuant to this Section 2.1(b) with an anticipated aggregate offering price of at least $2,500,000 (net of underwriting discounts and commissions), then the Company shall, within twenty (20) days after the receipt of such written request, give written notice of such request (the "REQUEST NOTICE") to all Holders, and use all reasonable efforts to effect, as soon as practicable, the registration under the Securities Act of all Registrable Securities which Holders request to be registered and

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included in such registration by written notice given by such Holders to the
Company within twenty (20) days after receipt of the Request Notice, subject only to the limitations of this Section 2. The Company may, if permitted by law, effect any registration pursuant to this Section 2.1(b) by the filing of a registration statement on Form S-3.

                (ii) Underwriting. If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, then they shall so advise the Company as a part of their request made pursuant to this Section 2.1(b) and the Company shall include such information in the written notice referred to in subsection Section 2.1(b). In such event, the right of any Holder to include his, her, or its Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the managing underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of this Section 2.1(b), if the underwriter(s) advise(s) the Company in writing that marketing factors require a limitation of the number of securities to be underwritten then the Company shall so advise all Holders of Registrable Securities that would otherwise be registered and underwritten pursuant hereto, and the number of Registrable Securities that may be included in the underwriting shall be reduced as required by the underwriter(s) and allocated among the Holders of Registrable Securities on a pro rata basis according to the number of Registrable Securities then outstanding held by each Holder requesting registration (including the Initiating Holders); provided, however, that the number of shares of Registrable Securities to be included in such underwriting and registration shall not be reduced unless all other securities of the Company are first entirely excluded from the underwriting and registration. Any Registrable Securities excluded and withdrawn from such underwriting shall be withdrawn from the registration.

                (iii) Maximum Number of Demand Registrations. The Company is obligated to effect only two such registration pursuant to Section 2.1(b)(ii).

                (iv) Deferral. Notwithstanding the foregoing, if the Company shall furnish to Holders requesting the filing of a registration statement pursuant to this Section 2.1(b), a certificate signed by the President or Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be detrimental to the Company and its shareholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, then the Company shall have the right to defer such filing for a period of not more than ninety
(90) days after receipt of the request of the Initiating Holders; provided, however, that the Company may not utilize this right more than once in any twelve (12) month period.

                (vi) PIGGYBACK REGISTRATIONS. The Company shall notify all Holders of Registrable Securities in writing at least thirty (30) days prior to filing any registration statement under the Securities Act for purposes of effecting a public offering of securities of the Company (including, but not limited to, registration statements relating to secondary offerings of securities of the Company, but excluding registration statements relating to any employee benefit plan or a corporate reorganization or other transaction covered by Rule 145 promulgated under

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the Securities Act, or a registration on any registration form which does not permit secondary sales or does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities) and will afford each such Holder an opportunity to include in such registration statement all or any part of the Registrable Securities then held by such Holder. Each Holder desiring to include in any such registration statement all or any part of the Registrable Securities held by such Holder shall, within twenty (20) days after receipt of the above-described notice from the Company, so notify the Company in writing, and in such notice shall inform the Company of the number of Registrable Securities such Holder wishes to include in such registration statement. If a Holder decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Company, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.

                (vii) Underwriting. If a registration statement under which the Company gives notice under this Section 2.1 is for an underwritten offering, then the Company shall so advise the Holders of Registrable Securities. In such event, the right of any such Holder's Registrable Securities to be included in a registration pursuant to this Section 2.1 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the managing underwriter or underwriter(s) selected for such underwriting. Notwithstanding any other provision of this Agreement, if the managing underwriter determine(s) in good faith that marketing factors require a limitation of the number of shares to be underwritten, then the managing underwriter(s) may exclude shares (including Registrable Securities) from the registration and the underwriting, and the number of shares that may be included in the registration and the underwriting shall be allocated, first, to the Company, and second to Holders requesting inclusion of their Registrable Securities in such registration statement on a pro rata basis based on the number of Registrable Securities each such Holder has requested to be included in the registration. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the underwriter, delivered at least ten (10) business days prior to the effective date of the registration statement. Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration. For any Holder that is a partnership or corporation, the partners, retired partners and shareholders of such Holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "Holder," and any pro rata reduction with respect to such "Holder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "Holder," as defined in this sentence.

                (viii) Form S-3 Registration. In case the Company shall receive from the Holders of at least twenty percent (20%) of the Registrable Securities a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company shall:

                        (a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and

                        (b) use its best efforts to effect, as soon as practicable, such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holders joining in such request as are specified in a written request given within sixty (60) days after receipt of such written notice from the Company, provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this
Section 2.1(b)(viii):

                (i) if Form S-3 is not available for such offering by the Holders;

                (ii) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public (net of any underwriters' discounts or commissions) of less than $2,500,000;

                (iii) if the Company shall furnish to the Holders a certificate signed by the Chief Executive Officer or Chairman of the Board of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such Form S-3 Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than forty five (45) days after receipt of the request of the Holder or Holders under this Section 2.1(b)(viii); provided, however, that the Company shall not utilize this right more than once in any twelve month period;

                (iv) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

                        (c) Subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders.

                                        (ix)    Expenses. All expenses incurred
in connection with a registration pursuant to this Section 2.1, including without limitation all registration and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company (but excluding underwriters' discounts and commissions) shall be borne by the Company. Each Holder participating in a registration pursuant to this Section
2.1 shall bear such Holder's proportionate share (based on the number of shares sold by such Holder over the total number of shares included in such registration at the time it goes effective) of all discounts, commissions or other amounts payable to underwriters or brokers in connection with such offering.

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                2.2     OBLIGATIONS OF THE COMPANY. Whenever required under this
Section 2 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

                        (a) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

                        (b) furnish to the selling Holders such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of the Registrable Securities owned by them that are included in such registration;

                        (c) use its commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such states or other jurisdictions as shall be reasonably requested by the selling Holders, PROVIDED that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

                        (d) notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

                        (e) use commercially reasonable efforts to cause all such Registrable Securities registered pursuant hereunder to be listed on a national securities exchange or trading system and ach securities exchange and trading system (if any) on which similar securities issued by the Company are then listed;

                        (f) provide a transfer agent and registrar for all Registrable Securities registered pursuant to such registration statement and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration; and

                        (g) promptly make available for inspection by the selling Holders, any attorney or accountant or other agent retained by any such underwriter or selected by the selling Holders, all financial and other records, pertinent corporate documents and properties of the Company and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with any such registration statement.

                2.3 FURNISH INFORMATION. It shall be a condition precedent to the obligations of the Company to take any action pursuant to Section 2.1 hereof that the selling Holders shall furnish to the Company such information regarding themselves, the Registrable Securities held

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by them and the intended method of disposition of such securities as shall be required to timely effect the registration of their Registrable Securities.

                2.4 EXPENSES. All expenses (other than underwriting discounts and commissions) incurred in connection with a registration pursuant to Section 2, including, without limitation, registration, filing and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company, fees and disbursements of one counsel acting on behalf of the Holders, shall be borne by the Company.

                2.5 DELAY OF REGISTRATION. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.

                2.6 INDEMNIFICATION. In the event any Registrable Securities are included in a registration statement under Section 2 hereof:

                        (a) BY THE COMPANY. To the extent permitted by law, the Company shall indemnify and hold harmless each Holder, the partners, members, officers and directors of each Holder, legal counsel and accountants for each Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any expenses, losses, claims, damages or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such expenses, losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (each a "VIOLATION"):

                                (i)     any untrue statement or alleged untrue
statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto;

                                (ii)    the omission or alleged omission to
state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or

                                (iii)   any violation or alleged violation by
the Company of the Securities Act, the Exchange Act, any federal or state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any federal or state securities law in connection with the offering covered by such registration statement;

and the Company shall reimburse each such Holder, partner, officer or director, underwriter or controlling person for any legal or other expenses reasonably incurred by them, as incurred, in connection with investigating or defending any such loss, claim, damage liability or action; PROVIDED, HOWEVER, that the indemnity agreement contained in this Section 2.6(a) shall not apply to amounts paid in settlement of any such expense, loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon actions or omissions made in reliance upon and in conformity with written information furnished by or on behalf of any such Holder, partner, officer or director, underwriter or controlling person expressly for use in connection with such registration by such Holder, partner, officer, director, underwriter or controlling person.

                        (b) BY SELLING HOLDERS. To the extent permitted by law, each selling Holder shall indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, legal counsel and accountants for the Company, any underwriter and any other Holder selling securities under such registration statement or any of such other Holder's partners, directors or officers or any person who controls such Holder within the meaning of the Securities Act or the Exchange Act, against any expenses, losses, claims, damages or liabilities (joint or several) to which any of the foregoing persons may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such expenses, losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation arises out of or is based on actions or omissions made in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder shall reimburse the Company and such other persons for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that the indemnity agreement contained in this Section 2.6(b) shall not apply to amounts paid in settlement of any such expense, loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; and PROVIDED FURTHER, that the total amounts payable in indemnity by a Holder under this
Section 2.6(b) in respect of any Violation shall not exceed the net proceeds received by such Holder in the registered offering out of which such Violation arises except in the case of fraud or willful misconduct by such Holder.

                        (c) NOTICE. Promptly after receipt by an indemnified party under this Section 2.6 of notice of the commencement of any action (including any governmental action) for which a party may be entitled to indemnification hereunder, such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in such action and, to the extent the indemnifying party so desires, jointly with any other indemnifying party to which notice has been given, to assume the defense thereof with counsel mutually satisfactory to the parties; PROVIDED, HOWEVER, that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 2.6, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2.6.

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                        (d)     DEFECT ELIMINATED IN FINAL PROSPECTUS. The
foregoing indemnity agreements of the Company and Holders are subject to the condition that, insofar as they relate to any Violation made in a preliminary prospectus but eliminated or remedied in the amended prospectus on file with the SEC at the time the registration statement in question becomes effective or the amended prospectus filed with the SEC pursuant to SEC Rule 424(b) (the "FINAL PROSPECTUS"), such indemnity agreement shall not inure to the benefit of any indemnified party if a copy of the Final Prospectus was timely furnished to that indemnified party and was not furnished to the person asserting the expense, loss, liability, claim or damage at or prior to the time such action is required by the Securities Act.

                        (e) CONTRIBUTION. In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any party otherwise entitled to indemnification hereunder makes a claim for indemnification pursuant to this Section 2.6 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 2.6 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any party hereto for which indemnification is provided under this
Section 2.6; then, and in each such case, such parties will contribute to the aggregate expenses, losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the Violation that resulted in such expense, loss, claim, damage or liability as well as other equitable considerations. The relative fault of such parties shall be determined by reference to, among other things, whether the untrue or allegedly untrue statement of a material fact or the omission or alleged omission of a material fact relates to information supplied by the indemnifying party or indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; PROVIDED, HOWEVER, that, in any such case, (A) no such Holder will be required to contribute any amount in excess of the net proceeds from the sale of all such Registrable Securities offered and sold by such Holder pursuant to such registration statement, and (B) no individual or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any individual or entity who was not guilty of such fraudulent misrepresentation; and PROVIDED FURTHER, that in no event shall a Holder's liability pursuant to this Section 2.6(e), when combined with the amounts paid or payable by such Holder pursuant to
Section 2.6(b), exceed the net proceeds from the offering received by such Holder, except in the case of willful misconduct or fraud by such Holder.

                        (f) SURVIVAL. Unless otherwise superseded by an underwriting agreement entered into in connection with the offering, the obligations of the Company and Holders under this Section 2.6 shall survive the completion of any offering of Registrable Securities in a registration under this Section 2, and otherwise shall survive the termination of this Agreement.

        2.7 RULE 144 REPORTING. With a view to making available the benefits of certain rules and regulations of the SEC which may at any time permit the sale of the Registrable

Securities to the public without registration, after such time as a public market exists for the Common Stock, the Company agrees to:

                        (a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public;

                        (b) use its commercially reasonable efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

                        (c) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to the reporting requirements of the Exchange Act),
(ii) a copy of the most recent annual or quarterly report of the Company and
(iii) such other reports and documents of the Company as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration (at any time after the Company has become subject to the reporting requirements of the Exchange Act).

                2.8 "MARKET STAND-OFF" AGREEMENT. If the Ardent Closing does not occur, Holder hereby agrees that it will not, without the prior written consent of the managing underwriters, during the period commencing on the effective date of registration statement relating to any registered public offering of the Company's Common Stock and ending on the date specified by the Company and the managing underwriters (such period not to exceed one hundred eighty (180) days (i) lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right, or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or other securities, in cash, or otherwise. The foregoing provisions of this Section 2.8 shall not apply to the sale of any shares to an underwriter pursuant to an underwriting agreement, and shall be applicable to the Holders only if all officers and directors and all shareholders individually owning more than one percent (1%) of the Company's outstanding Common Stock are subject to the same restrictions. The underwriters in connection with the offering are intended third-party beneficiaries of this Section 2.8 and shall have the right, power, and authority to enforce the provisions hereof as though they were a party hereto. Each Holder further agrees to execute such agreements as may be reasonably requested by the managing underwriters in the offering that are consistent with this Section 2.8 or that are necessary to give further effect thereto. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

                2.9 ASSIGNMENT OF REGISTRATION RIGHTS. The rights to cause the Company to register Registrable Securities pursuant to this Section 2 may be assigned to a transferee or assignee in connection with any transfer or assignment of Registrable Securities by the Holder, PROVIDED that (i) such transfer or assignment may otherwise be effected in accordance with applicable securities laws, (ii) such transferee or assignee acquires at least 50% of Registrable Securities held by the Holder, (iii) written notice is promptly given to the Company and (iv) such transferee or assignee agrees to be bound by the provisions of this Agreement. The foregoing 50% limitation shall not apply, however, to transfers or assignments by a Holder to (a) a partner, member or shareholder of a Holder that is a partnership, limited liability company or corporation, respectively, (b) a retired partner or member of such partnership or limited liability company who retires after the date hereof, (c) the estate of any such partner, member or shareholder or (d) an Affiliate of any such partnership, limited liability company or corporation, (e) any spouse, parent, child or sibling of such partner, member or shareholder or of the Holder, including in-laws and persons related by adoption, or (f) any domestic partner of such partner, member or shareholder or of the Holder who is covered under an applicable domestic relations statute, PROVIDED that all such transferees or assignees agree in writing to appoint a single representative as their attorney-in-fact for the purpose of exercising any rights, receiving notices, or taking any action under this Section 2.

                2.10 TERMINATION OF REGISTRATION RIGHTS. The Company's obligations pursuant to Sections 2 Shall terminate as to any Holder, at such time following as all Registrable Securities that such Holder holds or has the right to acquire may immediately be sold in any three-month period without registration pursuant to Rule 144 under the Securities Act.

        3.      RIGHTS TO PURCHASE ADDITIONAL STOCK.

                3.1     RIGHT OF FIRST OFFER. Subject to the terms of this
Section 3 and subject to the Ardent Closing not occurring by March 31, 2007 and applicable securities laws, if the Company proposes to offer or sell any Equity Securities after March 31, 2007, the Company shall give each Investor the right to purchase such Investors' pro rata share of such Equity Securities, on the same terms as the Company is willing to sell such Equity Securities to any other person. An Investor's pro rata share of the Equity Securities shall be equal to that percentage of the Outstanding Common Equivalents (as defined below) held by such Investor on the date of the company's written notice referred to in Section
3.2 below. For purposes of this Section 3, the "OUTSTANDING COMMON EQUIVALENTS" shall mean outstanding shares of Common Stock and all shares of Common Stock issuable, directly or indirectly, upon exercise or conversion of any outstanding warrants or options or any other right to acquire any of the foregoing. An Investor shall be entitled to apportion this right of first offer among itself and its Affiliates in such proportions as it deems appropriate.

                3.2 NOTICE; EXERCISE OF RIGHT. Prior to any sale or issuance by the Company of any Equity Securities after March 31, 2007, the Company shall give notice to each Investor of its intention to sell and issue such Equity Securities, setting forth the terms under which it proposes to make such sale (the "OFFER NOTICE"). Within twenty (20) days after receipt of the

Offer Notice, each Investor shall notify the Company whether such Investor desires to purchase its pro rata share, or any part thereof, of the Equity Securities so offered. At the expiration of such twenty (20) day period, the Company shall promptly give notice to each Investor that elects to purchase all the shares available to it (each, a "FULLY EXERCISING INVESTOR") of any other Investor's failure to do likewise, specifying the number of additional shares that are available to the Fully Exercising Investors ("ADDITIONAL SHARES"). During the ten (10) day period commencing after the Company has given such notice, each Fully Exercising Investor may, by giving notice to the Company, elect to purchase, in addition to the number of shares specified above, up to that portion of the Additional Shares which is equal to the proportion that the Common Equivalents held by such Fully Exercising Investor bears to the Common Equivalents then held by all Fully Exercising Investors who wish to purchase such Additional Shares. If an Investor notifies the Company of its desire to purchase any of the Equity Securities offered by the Company, the closing of the sale shall occur within sixty (60) days of the date that the Offer Notice is given or, if later, the closing date for the proposed sale of such Equity Securities to third parties.

                3.3 PERMITTED SALES. With respect to any Equity Securities that are not subscribed for by Investors after the end of the thirty (30) day period specified in Section 3.2, the Company may, during a period of ninety (90) days following the end of such period, offer and sell such Equity Securities to other persons upon terms and conditions not less favorable to the Company than those set forth in the notice to the Investors. In the event the Company has not entered into a definitive agreement for the sale of the Equity Securities within said 90 day period, or if such agreement is not consummated within thirty (30) days after the consummation thereof, the Company shall not thereafter issue or sell any Equity Securities without first offering such securities to the Investors pursuant to this Section 3.

                3.4     EXCEPTIONS. The right of first offer contained in this
Section 3 shall not apply to issuances by the Company (i) of shares of Common Stock issued or issuable to officers, directors or employees of, or consultants to, the Company pursuant to any stock option plan or agreement or other stock incentive program or agreement approved by the Board of Directors, (ii) as part of an acquisition by the Company of all or substantially all of the assets or shares of another company or entity through a merger, exchange, reorganization or the like that is approved by the Board of Directors including the vote of at least one director designated by the Holders (iii) in connection with a joint venture, strategic investment and/or acquisition of technology or intellectual property that is approved by the Board of Directors including the vote of at least one director designated by the Holders, (v) to landlords, equipment lessors, lenders or other financial institutions in commercial transactions or arrangements approved by the Board of Directors including the vote of at least one director designated by the Holders, (vi) directly or indirectly upon conversion or exercise of shares of convertible securities, options or warrants that are outstanding as of the date of this Agreement or (vii) in connection with any stock split, stock dividend, reverse stock split or similar recapitalization event.

        4.      OTHER COVENANTS OF THE COMPANY AND INVESTORS.

                4.1 BOARD OF DIRECTORS. In the event the Ardent Closing does not occur by March 31, 2007, the Holders shall have a right to appoint an individual to the Board of Directors, whose favorable vote shall be required to approve all material transactions and transactions with affiliated parties.

                4.2 CONFIDENTIALITY. Each Investor agrees that such Investor will keep confidential and will not disclose, divulge or use for any purpose (other than to monitor its investment in the Company) any confidential information obtained from the Company pursuant to the terms of this Agreement (including notice of the Company's intention to file a registration statement) unless such confidential information (a) is known or becomes known to the public in general (other than as a result of a breach of this Section 4.2 by such Investor), (b) is or has been independently developed or conceived by the Investor without use of the Company's confidential information, or (c) is or has been made known or disclosed to the Investor by a third party without a breach of any obligation of confidentiality such third party may have to the Company; PROVIDED, HOWEVER, that an Investor may disclose confidential information (i) to its attorneys, accountants, consultants, and other professionals to the extent necessary to obtain their services in connection with monitoring its investment in the Company, (ii) to any prospective purchaser of any Registrable Securities from such Investor, if such prospective purchaser agrees to be bound by the provisions of this Section 4.2, (iii) to any Affiliate, partner, member, stockholder, or wholly owned subsidiary of such Investor in the ordinary course of business, provided that such Investor informs such Person that such information is confidential and directs such Person to maintain the confidentiality of such information, or (iv) as may otherwise be required by law, provided that the Investor promptly notifies the Company of such disclosure and takes reasonable steps to minimize the extent of any such required disclosure.

                4.3     CO-SALE RIGHTS.

                        (a) In the event that the Ardent Closing does not occur by March 31, 2007, then if any of Steve Santo, John Waters, Jeff Kirby and Kevin McKamey seek to transfer any equity securities ("Applicable Equity Security") of the Company (each a "Transferring Holder"), such Transferring Holder shall notify each Holder (though for such purposes of this Section 4.3 "Holder" shall not include any of Messrs. Santo, Kirby, Waters and McKamey) of the proposed transfer and the terms and conditions of such transfer (the "Transfer Notice"). Each Holders shall then be able to exercise their right of co-sale with respect to the proposed Transfer. Each Holder shall notify the Transferring Holder in writing within thirty (30) days after receipt of the Transfer Notice. Each Holder shall have the right to participate in such sale of Applicable Equity Securities on the same terms and conditions as specified in the Transfer Notice. Such Selling Holder's notice to the Transferring Holder shall indicate the number of shares of Applicable Equity Securities the Selling Holder wishes to sell under his, her or its right to participate. To the extent one or more of the Holders exercise such right of participation in accordance with the terms and conditions set forth below, the number of shares of Applicable Equity Securities that the Transferring Holder may sell in the Transfer shall be correspondingly reduced.

                        (b) Each Selling Holder may sell all or any part of that number of shares of Applicable Equity Securities equal to the product obtained by multiplying (i) the aggregate number of shares of Applicable Equity Securities covered by the Transfer Notice by (ii) a fraction, the numerator of which is the number of shares of Applicable Equity Securities owned by the Selling Holder on the date of the Transfer Notice and the denominator of which is the total number of shares of Applicable Equity Securities owned by the Transferring Holder and all of the Selling Holders on the date of the Transfer Notice.

                        (c)     Each Selling Holder shall effect its
participation in the sale by promptly delivering to the Transferring Holder for transfer to the prospective purchaser one or more certificates, properly endorsed for transfer, which represent the number of shares of Applicable Equity Securities which such Selling Holder elects to sell.

                        (d) The stock certificate or certificates that the Selling Holder delivers to the Transferring Holder pursuant to Section 4.4(c) shall be transferred to the prospective purchaser in consummation of the sale of the Applicable Equity Securities pursuant to the terms and conditions specified in the Transfer Notice, and the Transferring Holder shall concurrently therewith remit to such Selling Holder that portion of the sale proceeds to which such Selling Holder is entitled by reason of its participation in such sale. To the extent that any prospective purchaser or purchasers prohibits such assignment or otherwise refuses to purchase shares or other securities from a Selling Holder exercising its rights of co-sale hereunder, the Transferring Holder shall not sell to such prospective purchaser or purchasers any Applicable Equity Securities unless and until, simultaneously with such sale, the Transferring Holder shall purchase such shares or other securities from such Selling Holder for the same consideration and on the same terms and conditions as the proposed transfer described in the Transfer Notice.

                        (e) No Selling Holder shall be required in connection with any such transaction to make any representation, warranty or covenant other than a representation as to its power and authority to effect such transfer and as to its title to the securities to be transferred by it.

                4.4 Non-Exercise of Rights. To the extent no co-sale rights have been exercised pursuant to Section 4.4 within the applicable time periods, the Transferring Holder shall have a period of thirty (30) days from the expiration of such rights in which to sell such Equity Securities upon terms and conditions (including the purchase price) no more favorable to the Transferring Holder than those specified in the Transfer Notice to the third-party transferee(s) identified in the Transfer Notice. In the event the Transferring Holder does not consummate the sale or disposition of the Equity Securities subject to the proposed Transfer within the thirty (30) day period from the expiration of these rights, co-sale rights set forth herein shall continue to be applicable to any subsequent disposition of the Equity Securities subject to the proposed Transfer by the Transferring Holder until such right lapses in accordance with the terms of this Agreement. Furthermore, the exercise or non-exercise of the rights of the Company and the Holders under this Section 4.4 to purchase Equity Securities from the Transferring Holder or participate in sales of Equity Securities by the Transferring Holder shall not adversely affect their rights to make subsequent purchases from any Transferring Holder of Equity Securities or subsequently participate in sales of Equity Securities by any Transferring Holder.

        5.      MISCELLANEOUS.

                5.1 NOTICES. Any notice, request or other communication required or permitted hereunder shall be in writing and shall be deemed to have been duly given if delivered personally, by facsimile when receipt is electronically confirmed, one business day after delivery to a nationally recognized courier service that promises overnight delivery, or otherwise upon receipt, addressed (i) if to Investor, at the address set forth below Investor's name on Exhibit A, and (ii) if to the Company, at the address set forth below:

                                 AVANTAIR, INC.
                                 4311 GENERAL HOWARD DRIVE
                                 CLEARWATER, FLORIDA 33762
                                 FAX: (727)539-7007
                                 ATTN: STEVE SANTO

                                 with a copy to:

                                 DLA PIPER US LLP
                                 1251 AVENUE OF THE AMERICAS
                                 FAX: (212)835-6001
                                 ATTN: DOUGLAS RAPPAPORT

        Any party hereto may, by ten (10) days' prior notice so given, change its address for future notices hereunder.

                5.2 SUCCESSORS AND ASSIGNS. Each Investor agrees that it may not assign any of its rights or obligations hereunder unless such rights and obligations are assigned by such Investor to (i) an individual or entity to which Registrable Securities are transferred by such Investor pursuant to
Section 0 and (ii) with respect to the right of first offer set forth in Section 3, to another Investor or an Affiliate of the Investor, and, in each case, such assignee shall be deemed an "Investor" for purposes of this Agreement, PROVIDED that such assignment shall be contingent upon the assignee providing a written instrument to the Company notifying the Company of such assignment and agreeing in writing to be bound by the terms of this Agreement. Except as otherwise provided herein, the provisions of this Agreement shall inure to the benefit of, and shall be binding upon, the successors and permitted assigns of the parties hereto.

                5.3 AMENDMENTS AND WAIVERS. Any provision of this Agreement may be amended and the observance thereof may be waived, either generally or in a particular instance and either retroactively or prospectively, only with the written consent of the Company and the holders of a majority of the Registrable Securities; PROVIDED, HOWEVER, that this Agreement may not be amended and the observance of any term hereof may not be waived with respect to any Investor without the written consent of such Investor unless such amendment or waiver applies to all Investors in the same fashion (it being agreed that a waiver of the provisions of Section 3 with respect to a particular transaction shall be deemed to apply to all Investors in the same fashion if such waiver does so by its terms, notwithstanding the fact that certain Investors may nonetheless, by agreement with the Company, purchase securities in such transaction). The Company shall give prompt notice of any amendment hereof or waiver hereunder to any party hereto that did not consent in writing to such amendment or waiver. Any amendment or waiver effected in accordance with this Section 5.3 shall be binding upon each Investor, each permitted successor or assignee of such Investor and the Company.

                5.4 ENTIRE AGREEMENT. This Agreement, together with all the exhibits hereto, constitutes and contains the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes any and all prior negotiations, correspondence, agreements, understandings, duties or obligations between the parties with respect to the subject matter hereof.

                5.5 GOVERNING LAW. This Agreement shall be governed by and construed exclusively in accordance with the internal laws of the State of New York as applied to agreements among New York residents entered into and to be performed entirely within New York.

                5.6 SEVERABILITY. If any provision of this Agreement is held to be unenforceable under applicable law, then such provision shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

                5.7 DELAYS OR OMISSIONS. No delay or omission to exercise any right, power or remedy accruing to any party under Agreement upon any breach or default of any other party under this Agreement shall impair any such right, power or remedy of the nonbreaching or nondefaulting party, nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default theretofore or thereafter occurring, nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default therefore or thereafter occurring. All remedies, either under this Agreement or by law or otherwise afforded to any Holder, shall be cumulative and not alternative.

                5.8 CAPTIONS. The captions to sections of this Agreement have been inserted for identification and reference purposes only and shall not be used to construe or interpret this Agreement.

                5.9 COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                5.10 COSTS AND ATTORNEYS' FEES. In the event that any action, suit or other proceeding is instituted concerning or arising out of this Agreement or any transaction contemplated hereunder, the prevailing party shall recover all of such party's costs and attorneys' fees incurred in each such action, suit or other proceeding, including any and all appeals or petitions therefrom.

                5.11 ADJUSTMENTS FOR RECAPITALIZATION EVENTS. Wherever in this Agreement there is a reference to a specific number of shares of Common Stock of the Company or a specific dollar amount per share, then, upon the occurrence of any stock split, stock dividend, reverse stock split or similar recapitalization event affecting such shares, the specific number of shares or dollar amount so referenced in this Agreement shall automatically be proportionally adjusted to reflect the effect on the outstanding shares of such class or series of stock of such recapitalization event.

                5.12 AGGREGATION OF STOCK. All shares held or acquired by Affiliates shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

                                           COMPANY:

                                           AVANTAIR, INC.


                                           By: /s/ John Waters
                                               ---------------------------------
                                               John Waters
                                               Chief Financial Officer

                     COUNTERPART SIGNATURE PAGE TO AVANTAIR
                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

INDIVIDUAL INVESTOR:                       ENTITY INVESTOR:

                                           BRMR, LLC
                                           -------------------------------------
                                           (Print Name of Entity)
---------------------------------
(Signature)

Name:                                      By:/s/ Barry Rubenstein
     ----------------------------             ----------------------------------
                                                        (Signature)

                                           Name: Barry Rubenstein
                                                 -------------------------------

                                           Title: Chief Executive Officer
                                                  ------------------------------

                                    EXHIBIT A

                                    INVESTORS


                                            No. of Shares of Series A Common
      Name and Address Investor                     Stock Purchased
--------------------------------------   ---------------------------------------

BRMR, LLC                                                179,856

68 Wheatley Road

Brookville, NY 11545

                     COUNTERPART SIGNATURE PAGE TO AVANTAIR
                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

INDIVIDUAL INVESTOR:                       ENTITY INVESTOR:

                                           Berdan Holdings, LLC
                                           -------------------------------------
                                           (Print Name of Entity)
---------------------------------
(Signature)

Name:                                      By:/s/ Daniel Rosenthal
     ----------------------------             ----------------------------------
                                                        (Signature)

                                           Name: Daniel Rosenthal
                                                 -------------------------------

                                           Title: Member
                                                  ------------------------------

                                    EXHIBIT A

                                    INVESTORS


                                            No. of Shares of Series A Common
      Name and Address Investor                     Stock Purchased
--------------------------------------   ---------------------------------------

Berdan Holdings, LLC                                     110,000

501 Spectrum Circle

Oxnard, CA 93030

                     COUNTERPART SIGNATURE PAGE TO AVANTAIR
                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

INDIVIDUAL INVESTOR:                       ENTITY INVESTOR:

                                           Dalewood Associates, LP
                                           -------------------------------------
                                           (Print Name of Entity)
---------------------------------
(Signature)

Name:                                      By:/s/ Steven Levine
     ----------------------------             ----------------------------------
                                                        (Signature)

                                           Name: Steven Levine
                                                 -------------------------------

                                           Title: Managing Director
                                                  ------------------------------

                                    EXHIBIT A

                                    INVESTORS


                                            No. of Shares of Series A Common
      Name and Address Investor                     Stock Purchased
--------------------------------------   ---------------------------------------

Dalewood Associates, LP                                  321,655

275 Madison Avenue

New York, NY 10016

                     COUNTERPART SIGNATURE PAGE TO AVANTAIR
                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

INDIVIDUAL INVESTOR:                       ENTITY INVESTOR:


                                           -------------------------------------
/s/ Craig Effron                           (Print Name of Entity)
---------------------------------
(Signature)

Name: Craig Effron                         By:
     ----------------------------             ----------------------------------
                                                        (Signature)

                                           Name:
                                                 -------------------------------

                                           Title:
                                                  ------------------------------

                                    EXHIBIT A

                                    INVESTORS


                                            No. of Shares of Series A Common
      Name and Address Investor                     Stock Purchased
--------------------------------------   ---------------------------------------

Craig Effron                                             89,928

C/O Scoggin Capital

660 Madison Avenue

New York, NY 10021

                     COUNTERPART SIGNATURE PAGE TO AVANTAIR
                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

INDIVIDUAL INVESTOR:                       ENTITY INVESTOR:

                                           Gracie Capital, LP
                                           -------------------------------------
                                           (Print Name of Entity)
---------------------------------
(Signature)

Name:                                      By:/s/ Daniel Nir
     ----------------------------             ----------------------------------
                                                        (Signature)

                                           Name: Daniel Nir
                                                 -------------------------------

                                           Title: Managing Member
                                                  ------------------------------

                                    EXHIBIT A

                                    INVESTORS


                                            No. of Shares of Series A Common
      Name and Address Investor                     Stock Purchased
--------------------------------------   ---------------------------------------

Gracie Capital LP                                        179,856

590 Madison Avenue

28th Floor

New York, NY 10022

                     COUNTERPART SIGNATURE PAGE TO AVANTAIR
                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

INDIVIDUAL INVESTOR:                       ENTITY INVESTOR:

                                           Hummingbird Microcap Value Fund LP
                                           -------------------------------------
                                           (Print Name of Entity)
---------------------------------
(Signature)

Name:                                      By:/s/ Paul D. Sonkin
     ----------------------------             ----------------------------------
                                                        (Signature)

                                           Name: Paul D. Sonkin
                                                 -------------------------------

                                           Title: Managing Member
                                                  ------------------------------

                                    EXHIBIT A

                                    INVESTORS


                                            No. of Shares of Series A Common
      Name and Address Investor                     Stock Purchased
--------------------------------------   ---------------------------------------

Hummingbird Microcap Value Fund LP                       179,856

460 Park Avenue - 12th F

New York, NY 10017

                     COUNTERPART SIGNATURE PAGE TO AVANTAIR
                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

INDIVIDUAL INVESTOR:                       ENTITY INVESTOR:

                                           Hummingbird Value Fund LP
                                           -------------------------------------
                                           (Print Name of Entity)
---------------------------------
(Signature)

Name:                                      By:/s/ Paul D. Sonkin
     ----------------------------             ----------------------------------
                                                        (Signature)

                                           Name: Paul D. Sonkin
                                                 -------------------------------

                                           Title: Managing Member
                                                  ------------------------------

                                    EXHIBIT A

                                    INVESTORS


                                            No. of Shares of Series A Common
      Name and Address Investor                     Stock Purchased
--------------------------------------   ---------------------------------------

Hummingbird Value Fund LP                                179,856

460 Park Avenue - 12th F

New York, NY 10017

                     COUNTERPART SIGNATURE PAGE TO AVANTAIR
                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

INDIVIDUAL INVESTOR:                       ENTITY INVESTOR:

                                           Hummingbird Concentrated Fund, LP
                                           -------------------------------------
                                           (Print Name of Entity)
---------------------------------
(Signature)

Name:                                      By:/s/ Paul D. Sonkin
     ----------------------------             ----------------------------------
                                                        (Signature)

                                           Name: Paul D. Sonkin
                                                 -------------------------------

                                           Title: Managing Member
                                                  ------------------------------

                                    EXHIBIT A

                                    INVESTORS


                                            No. of Shares of Series A Common
      Name and Address Investor                     Stock Purchased
--------------------------------------   ---------------------------------------

Hummingbird Concentrated Fund, LP                       359,713

460 Park Avenue - 12th F

New York, NY 10017

                     COUNTERPART SIGNATURE PAGE TO AVANTAIR
                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

INDIVIDUAL INVESTOR:                       ENTITY INVESTOR:

                                           Potomac Capital Partners, LP
                                           -------------------------------------
                                           (Print Name of Entity)
---------------------------------
(Signature)

Name:                                      By:/s/ Kenneth Berkow
     ----------------------------             ----------------------------------
                                                        (Signature)

                                           Name: Kenneth Berkow
                                                 -------------------------------

                                           Title: Chief Financial Officer
                                                  ------------------------------

                                    EXHIBIT A

                                    INVESTORS


                                            No. of Shares of Series A Common
      Name and Address Investor                     Stock Purchased
--------------------------------------   ---------------------------------------

Potomac Capital Partners LP                              274,382

C/O Potomac Capital Management

825 Third Avenue, 33rd Floor

New York, NY 10022

                     COUNTERPART SIGNATURE PAGE TO AVANTAIR
                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

INDIVIDUAL INVESTOR:                       ENTITY INVESTOR:

                                           Potomac Capital International Ltd.
                                           -------------------------------------
                                           (Print Name of Entity)
---------------------------------
(Signature)

Name:                                      By:/s/ Kenneth Berkow
     ----------------------------             ----------------------------------
                                                        (Signature)

                                           Name: Kenneth Berkow
                                                 -------------------------------

                                           Title: Chief Financial Officer
                                                  ------------------------------

                                    EXHIBIT A

                                    INVESTORS


                                            No. of Shares of Series A Common
      Name and Address Investor                     Stock Purchased
--------------------------------------   ---------------------------------------

Potomac Capital International Ltd.                       178,551

C/O Potomac Capital Management

825 Third Avenue, 33rd Floor

New York, NY 10022

                     COUNTERPART SIGNATURE PAGE TO AVANTAIR
                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

INDIVIDUAL INVESTOR:                       ENTITY INVESTOR:

                                           Pleiades Investment Partners-R, LP
                                           -------------------------------------
                                           (Print Name of Entity)
---------------------------------
(Signature)

Name:                                      By:/s/ Kenneth Berkow
     ----------------------------             ----------------------------------
                                                        (Signature)

                                           Name: Kenneth Berkow
                                                 -------------------------------

                                           Title: Chief Financial Officer
                                                  ------------------------------

                                    EXHIBIT A

                                    INVESTORS


                                            No. of Shares of Series A Common
      Name and Address Investor                     Stock Purchased
--------------------------------------   ---------------------------------------

Pleiades Investment Partners-R, LP                       194,549

C/O Potomac Capital Management

825 Third Avenue, 33rd Floor

New York, NY 10022

                     COUNTERPART SIGNATURE PAGE TO AVANTAIR
                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

INDIVIDUAL INVESTOR:                       ENTITY INVESTOR:


                                           -------------------------------------
/s/ Andrew Rosen                           (Print Name of Entity)
---------------------------------
(Signature)

Name: Andrew Rosen                         By:
     ----------------------------             ----------------------------------
                                                        (Signature)

                                           Name:
                                                 -------------------------------

                                           Title:
                                                  ------------------------------

                                    EXHIBIT A

                                    INVESTORS


                                            No. of Shares of Series A Common
      Name and Address Investor                     Stock Purchased
--------------------------------------   ---------------------------------------

Andrew Rosen                                              89,928

C/O Theory

1114 Avenue of Americas

40th Floor

New York, NY 10036

                     COUNTERPART SIGNATURE PAGE TO AVANTAIR
                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

INDIVIDUAL INVESTOR:                       ENTITY INVESTOR:

                                           Seneca Capital, LP
                                           -------------------------------------
                                           (Print Name of Entity)
---------------------------------
(Signature)

Name:                                      By:/s/ Michael R. Anastasio
     ----------------------------             ----------------------------------
                                                        (Signature)

                                           Name:  Michael R. Anastasio
                                                 -------------------------------

                                           Title: Chief Financial Officer
                                                  ------------------------------

                                    EXHIBIT A

                                    INVESTORS


                                            No. of Shares of Series A Common
      Name and Address Investor                     Stock Purchased
--------------------------------------   ---------------------------------------

Seneca Capital, LP                                       179,856

590 Madison Avenue

New York, NY 10022

                     COUNTERPART SIGNATURE PAGE TO AVANTAIR
                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

INDIVIDUAL INVESTOR:                       ENTITY INVESTOR:


                                           -------------------------------------
/s/ Steven Santo                           (Print Name of Entity)
---------------------------------
(Signature)

Name: Steven Santo                         By:
     ----------------------------             ----------------------------------
                                                        (Signature)

                                           Name:
                                                 -------------------------------

                                           Title:
                                                  ------------------------------

                                    EXHIBIT A

                                    INVESTORS


                                            No. of Shares of Series A Common
      Name and Address Investor                     Stock Purchased
--------------------------------------   ---------------------------------------

Steven Santo                                             178,738

C/O Avantair, Inc.

4311 General Howard Drive

Clearwater, Florida  33762

                     COUNTERPART SIGNATURE PAGE TO AVANTAIR
                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

INDIVIDUAL INVESTOR:                       ENTITY INVESTOR:


                                           -------------------------------------
/s/ Jeff Kirby                             (Print Name of Entity)
---------------------------------
(Signature)

Name: Jeff Kirby                           By:
     ----------------------------             ----------------------------------
                                                        (Signature)

                                           Name:
                                                 -------------------------------

                                           Title:
                                                  ------------------------------

                                    EXHIBIT A

                                    INVESTORS


                                            No. of Shares of Series A Common
      Name and Address Investor                     Stock Purchased
--------------------------------------   ---------------------------------------

Jeff Kirby                                               178,738

C/O Avantair, Inc.

4311 General Howard Drive

Clearwater, Florida  33762

                     COUNTERPART SIGNATURE PAGE TO AVANTAIR
                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

INDIVIDUAL INVESTOR:                       ENTITY INVESTOR:


                                           -------------------------------------
/s/ John Waters                            (Print Name of Entity)
---------------------------------
(Signature)

Name: John Waters                          By:
     ----------------------------             ----------------------------------
                                                        (Signature)

                                           Name:
                                                 -------------------------------

                                           Title:
                                                  ------------------------------

                                    EXHIBIT A

                                    INVESTORS


                                            No. of Shares of Series A Common
      Name and Address Investor                     Stock Purchased
--------------------------------------   ---------------------------------------

John Waters                                              178,738

C/O Avantair, Inc.

4311 General Howard Drive

Clearwater, Florida  33762

                     COUNTERPART SIGNATURE PAGE TO AVANTAIR
                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

INDIVIDUAL INVESTOR:                       ENTITY INVESTOR:


                                           -------------------------------------
/s/ Kevin McKamey                          (Print Name of Entity)
---------------------------------
(Signature)

Name: Kevin McKamey                        By:
     ----------------------------             ----------------------------------
                                                        (Signature)

                                           Name:
                                                 -------------------------------

                                           Title:
                                                  ------------------------------

                                    EXHIBIT A

                                    INVESTORS


                                            No. of Shares of Series A Common
      Name and Address Investor                     Stock Purchased
--------------------------------------   ---------------------------------------

Kevin McKamey                                            178,738

C/O Avantair, Inc.

4311 General Howard Drive

Clearwater, Florida  33762